UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012
___________

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 1000 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On November 19, 2012, NII Holdings, Inc. (the “Company”) announced that, effective immediately, Sergio Borges Chaia will no longer serve as the President of Nextel Brazil, the Company's Brazilian operating subsidiary. Gokul Hemmady, in addition to continuing as the Company's Chief Operating Officer, and Claudio Hidalgo, Chief Operating Officer of Nextel Brazil, will oversee the operations of Nextel Brazil until the Company names a successor to Mr. Chaia.

As of the date of this report, no new compensatory or severance arrangements have been entered into with Mr. Chaia.

The full text of the Company's press release announcing the matters described herein is attached hereto as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated November 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Dated: November 19, 2012	By: /s/ SHANA C. SMITH
Shana C. Smith
Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 19, 2012